Exhibit 99.3

Copyright © 2026 PlusAI, Inc. All rights reserved. | 1 Transforming Transportation with Physical AI Q3 2026 Copyright © 2026 PlusAI, Inc. All rights reserved.

Copyright © 2026 PlusAI, Inc. All rights reserved. | 2 DISCLAIMER About this presentation This presentation is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a proposed business combination (the “proposed transaction”) between PlusAI Automation, Inc. (“PlusAI”) and Texas Ventures Acquisition III Corp. (“TVAC”) and potential related offering of the securities of TVAC or PlusAI in a private placement (the “proposed transactions”) and for no other purpose. By accepting this presentation, each recipient agrees to use this presentation for the sole purpose of evaluating the proposed transactions. Any reproduction or distribution of this presentation, in whole or in part, or the disclosure of its contents, without the prior consent of TVAC and PlusAI is prohibited. The information contained herein does not purport to be all inclusive and none of PlusAI, TVAC nor any of their respective affiliates, directors, officers, employees or advisers or any other person has independently verified the information in this presentation and no representation or warranty, express or implied, are given in, or in respect of, this presentation. To the fullest extent permitted by law, in no circumstances will PlusAI, TVAC or any of their respective subsidiaries, interest holders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Recipients of this presentation should each make their own evaluation of PlusAI, TVAC and the proposed transactions and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Recipients should review the Registration Statement (as defined below) filed by TVAC with the SEC in connection with the proposed transactions for further information on PlusAI, TVAC or the proposed transactions. Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements may be identified by the use of words such as “plan,” “project,” “will,” “estimate,” “expect,” “target,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict”, “accelerate” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters. We have based these forward-looking statements on current expectations and projections about future events. These statements include: expectations regarding the completion of the business combination between PlusAI and TVAC; projections of market opportunity and market share; estimates of customer adoption rates and usage patterns; projections of commercialization costs and timelines; expectations regarding PlusAI’s ability to demonstrate feasibility of its technologies, to attract, retain, and expand its customer base, and to develop products and services and bring them to market in a timely manner; PlusAI’s deployment of virtual driver software; PlusAI's targeted revenues from its HyperFoundry platform; the performance of PlusAI’s HyperFoundry products; expected operating expenditures and expected timeline for cash flow breakeven; PlusAI’s expected future gross margins and other economics of its software-based model; PlusAI’s expectations concerning relationships with strategic partners, suppliers, governments, regulatory bodies and other third parties; future ventures or investments in companies, products, services, or technologies; PlusAI’s ability to attract and retain qualified employees; development of favorable regulations and government incentives affecting its markets; the potential benefits of the proposed transactions and expectations related to its terms and timing; and PlusAI’s expectations concerning relationships with strategic partners. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions, many of which are beyond the control of PlusAI and TVAC. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such statements. Such risks and uncertainties include: that PlusAI is pursuing an emerging technology, faces significant technical challenges and may not achieve commercialization or market acceptance; PlusAI’s historical net losses and limited operating history; PlusAI’s expectations regarding future financial performance, capital requirements and unit economics; PlusAI’s use and reporting of business and operational metrics; PlusAI’s competitive landscape; PlusAI’s dependence on members of its senior management and its ability to attract and retain qualified personnel; the capital requirements of PlusAI’s business plans and the potential need for additional future financing; PlusAI’s ability to manage growth and expand its operations; potential future acquisitions or investments in companies, products, services or technologies; PlusAI’s reliance on strategic partners and other third parties; PlusAI’s ability to maintain, protect and defend its intellectual property rights; risks associated with privacy, data protection or cybersecurity incidents and related regulations; the use and regulation of artificial intelligence and machine learning; uncertainty or changes with respect to laws and regulations; uncertainty or changes with respect to taxes, trade conditions and the macroeconomic environment; the combined company’s ability to maintain internal control over financial reporting and operate a public company; the possibility that required regulatory approvals for the proposed transaction are delayed or are not obtained, which could adversely affect the combined company or the expected benefits of the proposed transaction; the risk that shareholders of TVAC could elect to have their shares redeemed, leaving the combined company with insufficient cash to execute its business plans; the occurrence of any event, change, or other circumstance that could give rise to the termination of the business combination agreement; the outcome of any legal proceedings or government investigations that may be commenced against PlusAI or TVAC; failure to realize the anticipated benefits of the proposed transaction; the ability of TVAC, PlusAI, or the combined company to issue equity or equity-linked securities in connection with the proposed transaction or in the future; and other factors described under the section entitled “Risk Factors” in TVAC’s filings with the SEC. Additional information concerning these and other factors that may impact such forward-looking statements can be found in filings and potential filings by PlusAI, TVAC or the combined company resulting from the proposed transaction with the SEC, including under the heading “Risk Factors.” If any of these risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. In addition, these statements reflect the expectations, plans and forecasts of PlusAI’s and TVAC’s management as of the date of this presentation; subsequent events and developments may cause their assessments to change. While PlusAI and TVAC may elect to update these forward-looking statements at some point in the future, they specifically disclaim any obligation to do so. Accordingly, undue reliance should not be placed upon these statements. In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this presentation, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements. An investment in TVAC is not an investment in any of its founders’ or sponsors’ past investments, companies or affiliated funds. The historical results of those investments are not indicative of future performance of TVAC, which may differ materially from the performance of its founders’ or sponsors’ past investments. Risk Factors For a description of certain risks relating to PlusAI, including its business and operations, and the proposed transactions, we refer you to “Risk Factors” at the end of this presentation.

Copyright © 2026 PlusAI, Inc. All rights reserved. | 3 DISCLAIMER CONT. About this presentation Additional Information About the Proposed Transaction and Where to Find It The proposed transaction will be submitted to shareholders of TVAC for their consideration. TVAC intends to file a registration statement on Form S-4 (the “Registration Statement”) with the SEC, which will include preliminary and definitive proxy statements to be distributed to TVAC’s shareholders in connection with TVAC’s solicitation for proxies for the vote by TVAC’s shareholders in connection with the proposed transaction and other matters to be described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to PlusAI’s shareholders in connection with the completion of the proposed transaction. After the Registration Statement has been filed and declared effective, a definitive proxy statement/prospectus and other relevant documents will be mailed to TVAC and PlusAI shareholders as of the record date established for voting on the proposed transaction. Before making any voting or investment decision, TVAC and PlusAI shareholders and other interested persons are advised to read, once available, the preliminary proxy statement/prospectus and any amendments thereto and, once available, the definitive proxy statement/prospectus, as well as other documents filed with the SEC by TVAC in connection with the proposed transaction, as these documents will contain important information about TVAC, PlusAI and the proposed transaction. Shareholders may obtain a copy of the preliminary or definitive proxy statement/prospectus, once available, as well as other documents filed by TVAC with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a written request to Texas Ventures Acquisition III Corp., 1012 Springfield Ave., Mountainside, NJ 07092. Participants in the Solicitation TVAC, PlusAI and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from TVAC’s shareholders in connection with the proposed transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of TVAC’s shareholders in connection with the proposed transaction will be set forth in proxy statement/prospectus when it is filed by TVAC with the SEC. You can find more information about TVAC’s directors and executive officers in TVAC’s final prospectus related to its initial public offering filed with the SEC on April 23, 2025 and in the Annual Report on Form 10-K filed by TVAC with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement/prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources described above. No Offer or Solicitation This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This communication is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. Unit Economics and Use of Projections The unit economics in this presentation (“Unit Economics”) were prepared solely for internal use and not with a view toward public disclosure or toward complying with Generally Accepted Accounting Principles, any published guidelines of the SEC or any guidelines established by the American Institute of Certified Public Accountants. The Unit Economics have been prepared by PlusAI. The Unit Economics constitute forward-looking information, are for illustrative purposes only, and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying the Unit Economics are inherently uncertain and are subject to a wide variety of significant business, economic, competitive, and other risks and uncertainties. The preparation of the Unit Economics involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. See “Forward-Looking Statements” earlier in this presentation as well as “Risk Factors” at the end of this presentation. Actual results may differ materially from the results contemplated by the Unit Economics contained in this presentation, and the inclusion of such information in this presentation should not be regarded as a representation by any person that the results reflected by the Unit Economics will be achieved. No Incorporation by Reference The information contained in the third-party citations and websites referenced in this communication is not incorporated by reference into this communication. Trademarks This presentation contains trademarks, service marks, trade names and copyrights of PlusAI, TVAC, and other companies, each of which are the property of their respective owners. All third-party brand names and logos appearing in this presentation are trademarks or registered trademarks of their respective holders. Any such appearance does not necessarily imply any endorsement of TVAC, PlusAI or the proposed transaction. Use of Data Information in this presentation is based on data and analyses from various sources as of June 1, 2026, unless otherwise indicated. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other industry data. These estimates and other statistical data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates and other statistical data. We have not independently verified the statistical and other industry data generated by independent parties and contained in this presentation and, accordingly, we cannot guarantee their accuracy or completeness. In addition, expectations, assumptions, estimates and projections of the future performance of relevant markets in which PlusAI operates are necessarily subject to a high degree of uncertainty and risk.

Copyright © 2026 PlusAI, Inc. All rights reserved. | 4 OUR VISION Autonomous transportation will make our world safer, more efficient, and more sustainable Autonomous trucking will fundamentally transform the logistics industry

Copyright © 2026 PlusAI, Inc. All rights reserved. | 5 LEADERSHIP TEAM Seasoned executives with deep Physical AI expertise Bryant Park CFO David Liu CEO & Co-Founder Shawn Kerrigan COO & Co-Founder Hao Zheng CTO & Co-Founder Tim Daly Chief Architect & Co-Founder Derrick Nueman VP Investor Relations

Copyright © 2026 PlusAI, Inc. All rights reserved. | 6 SPONSOR TEAM Industry-leading sponsors with a proven track record Deep Expertise Across Capital Markets, Investing, and Operations Select Recent Investments1 Experienced Team with 20+ Professionals Mark Angelo President & Partner, Yorkville Advisors Troy Rillo Partner, Yorkville Advisors Robert Harrison Managing Director, Yorkville Advisors Up to $156M Up to $750M Up to $200M Up to $5B 825+ investments Trusted partner to companies 3 priced SPAC vehicles Leading presence in SPACs 25 years in business Skilled & seasoned team $9B+ transaction value Proven performance record Note: (1) Investments made by Yorkville Advisors and amounts represent maximum available funding as part of the security offering

INVESTMENT HIGHLIGHTS

Why PlusAI?

$1.7 Trillion Market	Autonomous driving is transforming the global heavy trucking industry, and CDL laws may accelerate human driver shortages
Proven, On the Road	Trucks equipped with our AI virtual driving system are autonomously transporting freight today in live operations with Ryder and International
Significant Revenue Today	Higher 2026E revenue projection than our key competitors[1]; growth is further catalyzed by targeted 2027 commercial launch of driverless trucks
Contracted, Factory-Built Distribution	Partnered with TRATON, Hyundai, Iveco; providing a scalable path to install our AI virtual driver on thousands of factory-built trucks – we do not build or retrofit trucks
Capital Efficient Model	Software-focused business model with lower OpEx than our key competitors, and path to cash-flow positive in 2027E
Discounted Entry Value	Going public in 2H 2026 at an attractive entry valuation compared to public peers[1]

Copyright © 2026 PlusAI, Inc. All rights reserved. | 7

Note: (1) See page 36.

PlusAI

OUR PHYSICAL AI PLATFORM

SuperDrive™

AI Driver

Flagship Physical AI software powering L4 autonomous trucks

Est. Opportunity: $1B+ ARR at Scale[(1)]

Revenue generation expected to begin in 2027 through targeted commercial launch of OEM-built L4 trucks

HyperFoundry™

AV Data - Models - Simulation

Foundational AV development engine powering SuperDrive™

Opportunity: $50-100M+ annually[(2)]

Revenue generation TODAY through the sale of proprietary AV data and tools[(3)]

Note: (1) Based on ~$40K revenue per truck, 25,000 projected trucks for 2031. (2) Based on internal management estimates of potential revenue opportunity of HyperFoundry platform. PlusAI has recognized $25 million in revenue from the Autonomy Acceleration Program Agreement with TRATON (the "TRATON Agreement"). As of the date hereof, one definitive agreement related to the HyperFoundry platform has been signed for a total revenue of $25 million – for further information, see "Unit Economics and Use of Projections" in "About this presentation" disclaimer pages. (3) Pursuant to the TRATON Agreement, the Company recognized $25 million in revenue from provision of certain autonomy data, tools, and services to TRATON in support of the accelerated progression of TRATON's L2+ program.

Copyright © 2026 PlusAI, Inc. All rights reserved. | 8

PlusAI

OUR PHYSICAL AI PLATFORM

SuperDrive™

Factory-installed by OEMs; monetized on a per-mile usage basis

~$40k contracted ARR per truck

TRATON

HYUNDAI

IVECO

NVIDIA

HyperFoundry™

Proprietary AV data and tools; monetizable with third-party customers now

$25M contracted revenue(1)

Data Factory

7M+ miles of L4-validated data

Data acquisition, classification, and auto-labeling for model training

Model Factory

Proprietary L4 models (E2E and VLA)

Distillation of large AI models into smaller efficient models for edge deployment

SimVerse

Automated 3D road reconstruction at scale

Neural closed-loop simulator for structured validation

Leveraging PlusAI's $500M+ R&D investment since inception

Copyright © 2026 PlusAI, Inc. All rights reserved. | 9

Note: (1) Pursuant to the TRATON Agreement, the Company recognized $25 million in revenue from provision of certain autonomy data, tools, and services to TRATON in support of the accelerated progression of TRATON's L2+ program.

PlusAI

SuperDriveTM Overview SECTION 1

DEPLOYMENT CASE STUDY

SuperDrive™ is autonomously transporting freight today[1]


Texas I-35 Corridor
Laredo to Temple
35
600+ mile daily runs
Temple
Austin
San Antonio
Laredo
Ryder

Announced on March 31, 2026

Fleet Partner	Truck OEM	AI Driver
Ryder Ever better.	INTERNATIONAL	PlusAI

- Trial initiated in September 2025 using International trucks with factory-installed SuperDrive™ designed by PlusAI
- 600+ mile daily roundtrip route runs along the I-35 corridor between Ryder warehouses in Laredo and Temple (high complexity route)
- 75,000+ cumulative miles; 125+ runs
- Operating on paid freight; integrated into existing fleet workflows
- Recent software upgrades enabling night driving and construction zone capabilities, expanding Operational Design Domain (ODD)

On-time delivery	Autonomous route coverage[1]	Pre-trip inspection[2]	Fuel efficiency
100%	92%	<30 minute	Improved

Source: International press release on March 31, 2026 *(International Launches Level 4 Autonomous Fleet Trial on Live Freight Lane)*
Note: (1) Supervised by a human safety driver. (2) Inspection time in line with current expectations.

Copyright © 2026 PlusAI, Inc. All rights reserved.

| 11

PlusAI

Copyright © 2026 PlusAI, Inc. All rights reserved. | 12 MARKET CHALLENGE Trucking is a legacy market ripe for innovation Freight transportation faces numerous structural and operational challenges • Asset underutilization: Hours-of-service (“HOS”) rules cap daily driving (11 hours U.S.; 9 hours EU), forcing downtime and limiting equipment utilization and freight capacity • Driver shortages & cost inflation: Persistent driver shortages constrain capacity and drive operating cost inflation (U.S. ~82k in 2026 projected ~160k by 2031; EU ~233k in 2024 projected ~745k by 2028). Labor is ~44% of per-mile cost and rose by ~45% from 2020–2025 (1) • Safety risk: Heavy-duty trucks are involved in hundreds of thousands of crashes annually; ~95% of serious accidents are attributed to human error – driving financial and reputational risk • Fuel & emissions pressure: Fuel is ~21% of per-mile cost(1); diesel prices rose by ~69% from Jan. 2016 to Dec. 2025; Q2 2026 prices were close to all-time high levels(2) .. Heavy-duty trucks are responsible for ~25% of U.S. transportation-related emissions • Long-haul routes (200+ miles) amplify the impact: HOS limits often prevent drivers from returning home nightly, worsening utilization, driver availability, safety, and cost dynamics • Rising service expectations add strain: E-commerce growth is increasing pressure to expand capacity while improving cost efficiency, safety, and environmental performance Note: (1) ATRI – An Analysis of the Operational Costs of Trucking: 2026 Update. (2) U.S. Energy Information Administration, Gasoline and Diesel Fuel Update.

Copyright © 2026 PlusAI, Inc. All rights reserved. | 13 MARKET OPPORTUNITY Autonomy addresses structural constraints in freight Note: (1) ATRI – An Analysis of the Operational Costs of Trucking: 2026 Update. (2) Based on illustrative internal management estimates. Autonomy removes human-driver constraints to improve cost, utilization, safety, and capacity Lower operating costs: L4 autonomy can reduce average operating costs by over 40% (approximately $1.03 per mile(1)), largely by eliminating labor costs and improving efficiency, while alleviating the structural driver shortage Improved profitability: Fleet-level profitability could increase 4.5x, from approximately $18,000 annually per human-driven truck to over $84,000 for a driverless truck, driven by lower costs per mile and higher daily utilization(2) Increased freight capacity: Autonomous trucks are not subject to hours-of-service limitations and can eliminate empty trips, enabling extended operating hours and higher daily mileage per vehicle Enhanced safety: Autonomous driving can materially reduce the frequency and severity of roadway incidents by mitigating human-related risk factors such as fatigue, distraction, and impaired driving Environmental benefits: Optimized driving behavior, consistent speeds, and better route planning to reduce idling and congestion-related inefficiencies to improve fuel efficiency, reducing costs and emissions

MARKET GAP

Driver compensation is the largest trucking expense

Estimated total operating cost at ~$2.34 per mile; driver cost represents ~$1.03 per mile (44%)



U.S. trucking operating expense
($ per mile breakdown)
Fuel
21%
Driver
Costs
$1.03
44%
$2.34
per mile
Lease / Purchase
Payments
17%
Tires
2%
2%
Tolls
5%
Insurance
Maintenance
9%

Largest cost category: drivers represent the largest share of per mile truck operating expense at **44%**

Inflation/pressure: Driver wages rose **~45%** from 2020 to 2025, underscoring ongoing pressure

Structural constraints: driver shortage, aging workforce, low job desirability, and regulation

Copyright © 2026 PlusAI, Inc. All rights reserved.
| 14

Note: ATRI – An Analysis of the Operational Costs of Trucking: 2026 Update.

PlusAI

COST PARITY

Autonomy lowers driver cost and increases utilization

Reduces labor cost per mile while enabling materially higher miles per truck

Lower driver cost per mile

($/mile)



$1.03
$0.85
Human driver cost(1)
Virtual driver cost (DaaS)(2)

- **Driver-as-a-Service:** $1.03 human driver cost replaced by a $0.85 DaaS payment from the fleet to the OEM
- **Lower cost per mile:** Lower autonomous-mile cost expands margin per load
- **Less volatility:** DaaS makes labor cost predictable

More miles driven

(annual miles per truck)



~240,000
+160,000
~86,000
Human driven truck(1)
Autonomous truck(2)(3)

- **No hours-of-service limits** that cap human driving time; **eliminates empty miles** to "return home"
- **Higher asset productivity:** More miles per truck
- **More revenue per asset:** Higher utilization drives greater revenue per truck

Notes: (1) ATRI Operational Cost of Trucking Report 2026. (2) Based on illustrative internal management estimates - for further information, see "Unit Economics and Use of Projections" in "About this presentation" disclaimer pages. (3) Assumes 7,560 total available operating hours per year per autonomous truck with 75% of miles driven in autonomous mode at an average speed of 42 miles per hour.

Copyright © 2026 PlusAI, Inc. All rights reserved. | 15

PlusAI

REGULATORY TAILWINDS

Favorable regulations for deploying autonomous trucks

Key freight routes in the U.S. & Europe allow autonomous trucks

United States



Europe



- Expressly Able to Deploy
- Implicitly Able to Deploy[1]
- Expressly Able to Test[2]
- Guidelines in Place for Testing
- L4 CMVs Prohibited[3]

Bipartisan Proposed Build American 250 Act Would Enable Autonomous Trucking Across Entire U.S.

Copyright © 2026 PlusAI, Inc. All rights reserved. | 16

Source: AVIA State of AV, 2024; FAME: Framework for coordination of Automated Mobility in Europe 2024. (1) States that do not have any statutes or regulations governing the activities of autonomous vehicles. As such, testing or deployment is implicitly permitted in the state. (2) In some states, a human safety driver must be present when testing / other restrictions may apply. (3) CA recently permitted Class 8 vehicles to operate commercially without a driver but only after substantial testing with a safety driver present; and 4) In Europe, if a country has not expressly permitted autonomous vehicle activities, they are otherwise prohibited.

PlusAI

TECHNOLOGY STACK

Our AI driver in action


PlusAI


PlusAI

Full-stack L4 software

1 Primary driving system (edge)

Runs on the vehicle's primary edge computer using a Reasoning-Reflex framework to act as a virtual driver

Reasoning
Vision Language Model

Reflex
End-to-End Transformer Model
Perception *Motion Forecast*

Guardrails
Safety Assurance Model

High-Level Guidance and Decision

Scene Abstraction

2 Redundant Fallback System (edge)

Fail-Safe Redundancy

Monitors primary system and provides a fail-safe fallback to maintain safe operations and controlled risk response

3 Remote Operation (cloud)

Human-in-the-Loop Monitoring and Support

Enables human-in-the-loop monitoring and support for exception handling and recovery during early deployments

Copyright © 2026 PlusAI, Inc. All rights reserved. | 17

PlusAI

Copyright © 2026 PlusAI, Inc. All rights reserved. | 18 PARTNERSHIPS Deployed through leading global OEMs Embedded autonomy operating system; factory-installed and commercialized through OEM channels OEM-led fleet trials in Europe beginning 2026 Autonomous Class 8 XCIENT fuel cell trucks # Unit sales of trucks in 2024-2025 across brands # Global truck deliveries in 2024-2025 OEM-led fleet trials in Texas with a Top 10 for-hire carrier, and commercial launch targeted for 2027 Source: (1) TRATON, Annual Report 2025. (2) Iveco Group, Q4 & FY 2025 Results. 518k(1) 299k(2)

SUPPLY CHAIN

OEMs factory-install SuperDrive™ and sell autonomous trucks through their existing channels

PlusAI provides the critical software layer that enables autonomous trucks


Data Layer
Hardware / Sensors
Lidar Camera Radar
Software Stack
PlusAI
SuperDrive™ Model
AI-native Reasoning-Reflex hybrid
Comprehensive safety guardrails
Redundant fallback system
Real-world + simulated miles driven
OEM Integration & Manufacturing
Validation / Integration
Factory-Built Autonomous Trucks
Autonomous Freight Operations
Tele- Operators
Maintenance
Fleet Operators
Distribution Center Infrastructure
3P
PlusAI
OEMs

- Requires significant scale and volume

- High value-add
- Superior return on capital
- Recurring revenue / profitability

- High upfront capital costs, large scale, specialized manufacturing expertise, and cyclicality can create difficulty for new entrants

- Having OEM relationships allows PlusAI to benefit from established infrastructure and deep customer relationships

Copyright © 2026 PlusAI, Inc. All rights reserved. | 19

PlusAI

Copyright © 2026 PlusAI, Inc. All rights reserved. | 20 Why is an OEM partnership essential? L41 trucks likely to be factory produced in order to offer: ● Robust safety and validation ● Ability to be produced, operated, and maintained at scale ● Customer confidence of safety Fleets want to buy L4 trucks from traditional OEM channels: ● Reduces friction of market adoption ● Improves economics for L4 autonomous trucks via streamlined hardware integration driven by OEMs ● Matches current liability and commercial structures Note: (1) Level 4 autonomous driving (“L4”) is defined as high driving automation where the system performs all dynamic driving tasks and does not require human interaction in most circumstances. OEM RELEVANCE Truck OEMs are essential for autonomous to be a commercial reality

Copyright © 2026 PlusAI, Inc. All rights reserved. | 21 SuperDrive Software $ / Autonomous Mile Fleets Driver-as-a-Service $ / Autonomous Mile OEM (AV Truck) Fleet Support Remote Assist Integrated OEM Go-to-Market Approach Factory install software enables us to partner and not compete with OEMs GO-TO-MARKET OEM distribution model enables rapid scaling with aligned incentives

PROFITABILITY

SuperDrive expands the profit pool across trucking

Expected to create recurring OEM revenue; improves fleet utilization and operating economics

	Value capture *Annual $ per truck[1]*	
Fleets	(A) **~$65K** Profit uplift per truck	Increases annual truck profitability by up to **4.5x**; lower operating costs & higher utilization
Truck OEMs	(B) **~$160K** Revenue per truck *(net of software fee to PlusAI)*	Shift from a one-time asset sale to **recurring revenue** via Driver-as-a-Service ("DaaS") model
PlusAI	(C) **~$40K** Revenue per truck	PlusAI can earn **recurring, usage-based software revenue** as autonomous miles scale

Copyright © 2026 PlusAI, Inc. All rights reserved. | 22

Note: (1) Based on illustrative internal management estimates.

PlusAI

Copyright © 2026 PlusAI, Inc. All rights reserved. | 23 ASSET-LIGHT MODEL Software vs Autonomous Freight Network (AFN) Model Software model fits our founders’ DNA Software-based Model AFN Model Revenue Lower % of driver savings High % of driver savings Costs Low - Primarily R&D costs High - R&D, logistics and operations costs Long-term gross margins 85%+ Significantly lower Friction with OEMs Low High

COMMERCIALIZATION PLAN

We expect commercial deployments in 2027+

2025 — Driver-out tests completed; Commercial fleet operations (with safety driver) launched

↓

2026E

Public listing	OEM acceleration	Commercial readiness	Revenue generation
2H 2026 via TVAC	TRATON	Expanding Texas commercial operations	Monetize data & tools

↓

2027E — Targeted commercial launch of driverless trucks

Copyright © 2026 PlusAI, Inc. All rights reserved. | 24

PlusAI

HyperFoundryTM Overview SECTION 2

MARKET OPPORTUNITY

AI data market is growing

Language AI scaled on abundant **internet data**

Physical AI requires real-world **sensor data** – scarce, expensive, hard to collect

- $4.5B (2025) → $12.2B (2032) AV data market[1]
- 15%+ CAGR driven by AI data demand[1]
- Real-world data required to solve edge cases & safety

PlusAI has valuable assets

✓ Data Factory →



Broad and diverse data set of driving experiences...
How we scale our training data



Model handles a variety of complex driving maneuvers
End-to-end reflex model

✓ Model Factory ←

✓ SimVerse →



Automated 3D road reconstruction at scale
Neural closed-loop simulator for structured validation

Note: (1) Verified Market Reports, "Global Autonomous Vehicle Data Platform Market Size, Share, Industry Growth & Forecast 2026-2034.

Copyright © 2026 PlusAI, Inc. All rights reserved. | 26

PlusAI

Copyright © 2026 PlusAI, Inc. All rights reserved. | 27 COVERAGE Extensive data coverage across diverse ODDs U.S. Europe Australia Japan PlusAI has more than 7 million miles of real-world driving data across the U.S., Europe, Australia and Japan with exposure to a wide variety of ODDs Total Miles As of January 2026 7M Total Hours 200K As of January 2026

Copyright © 2026 PlusAI, Inc. All rights reserved. | 28 DATA FACTORY Four products built on our proprietary data pipeline Raw Data ● On-demand collection with custom sensors & vehicle platforms ● Zero-CapEx access to a massive global driving data catalog ● Synchronized multi-sensor streams for foundation model pre-training HD Scene Label ● L4-validated full-scene ground truth with 98% first-pass acceptance ● Automated pipeline delivering annotations 10x faster than manual ● Unified 3D object, lane, and HD map labeling in a single pipeline VLA Label ● Chain-of-thought logic extracted from L4 planning systems ● Meta actions and trajectory waypoints for training ● Deep semantic grounding with safety-critical counterfactual event tags 3D Reconstruction ● Reconstructs high-fidelity 3D environments directly from real-world driving data ● Sensor-accurate static and dynamic modeling for novel viewpoint rendering ● Delivers 45–70% savings over manual, game-engine asset modeling

MONETIZATION STRATEGY

Actively monetizing our AV data and tools

$25M contracted revenue today; targeting $40-50M in 2026[1]

Customers need:

- Multimodal data across diverse real-world edge cases
- High-fidelity, real-world interaction data (vs. simulated)
- Immediate access to deep pipeline of data variety

PlusAI offers:

HyperFoundry™

	Data Factory	Model Factory	SimVerse
Product offering	7M+ miles of L4-validated data; auto-labeling	Proprietary L4 models (E2E-VLA; edge)	AV simulation and validation tools
Available to market	Now	H2 2026E	2027E
Target customer profile	OEMs (L2+/ADAS), Tier 1 Suppliers, AI Labs, AI Data, Robotics	OEMs (L2+/ADAS), Defense, Robotics, Mining	OEMs (L2+/ADAS), Tier 1 Suppliers, Robotics

Copyright © 2026 PlusAI, Inc. All rights reserved. | 29

Note: (1) $25M contracted revenue pursuant to TRATON Agreement; target based on internal management estimates of potential revenue opportunity of HyperFoundry platform.

PlusAI

Financial Overview SECTION 3

SUMMARY PROFILE

Near-term revenue with large upside from L4 launch

		2026E	2027E
Revenue Drivers	SuperDrive™	Active fleet trials	L4 commercial launch
	HyperFoundry™	~$40-50M[1]	$50-100M+[1]
Operating expenses		$71M	$77M
Illustrative cash flow profile		Approaching breakeven[2]	Expected positive[2]

Copyright © 2026 PlusAI, Inc. All rights reserved. | 31

Note: (1) Based on internal management estimates of potential revenue opportunity of HyperFoundry platform - for further information, see "Unit Economics and Use of Projections" in "About this presentation" disclaimer pages. (2) Assumes top end of targeted range for HyperFoundry revenues.

PlusAI

TARGET EXPENSES

Capital efficient path to scale

PlusAI delivers AI-driven economics through OEM-integrated, industrial-scale deployment

- ✓ **AI-native Cost Structure:** AI-driven engineering aims to increase productivity, keep R&D expenses lean, and decouple such expenses from growth going forward
- ✓ **Zero Manufacturing Capex:** Avoid heavy capex by remaining a pure-play, asset-light software provider
- ✓ **OEM Channel Leverage:** Scale through existing manufacturer networks to minimize sales and service overhead
- ✓ **High Operating Leverage:** Software-first model designed to ensure incremental revenue flows directly to the bottom line



PlusAI operating expenses(1)
(Non-GAAP; $M)
Driverless Commercial Launch Year
SG&A
R&D
54
16
37
70
19
52
71
20
51
77
21
56
2024A
2025A
2026E
2027E

Note: (1) Figures may not sum to totals due to rounding. Reflects sales, marketing, general and administrative expense and research and development expense excluding, in each case, stock-based compensation. 2024 stock-based compensation for non-GAAP SG&A and R&D was approximately $1.6 million and $2.5 million, respectively, totaling $4.1 million. 2025 stock-based compensation for non-GAAP SG&A and R&D was approximately $1.6 million and $0.2 million, respectively, totaling $1.8 million. 2026 and 2027 operating expenses are estimates. A reconciliation of non-GAAP measures to corresponding GAAP measures is not available on a forward-looking basis without unreasonable effort due to the uncertainty regarding, and the potential variability of, reconciling items that may be incurred in the future, such as stock-based compensation, the effect of which may be significant.

Copyright © 2026 PlusAI, Inc. All rights reserved.
| 32 PlusAI

Copyright © 2026 PlusAI, Inc. All rights reserved. | 33 LONG-TERM GROWTH Multiple levers to drive rapid long-term growth Increase revenue by utilizing existing assets to help companies create autonomous solutions Phased rollout across the U.S. and Europe, followed by expected entry into other regions with favorable market conditions Supporting factory integration with TRATON, IVECO, and Hyundai to prepare for industrial-scale deployment Execute on existing OEM partnerships Our long-term growth strategy is anchored by three strategic pillars: 1 Geographic expansion 2 Grow HyperFoundry customers 3

Transaction Overview SECTION 4

Copyright © 2026 PlusAI, Inc. All rights reserved. | 35 COMBINATION WITH TEXAS VENTURES III (“TVAC”)(NASDAQ:TVA) Detailed transaction overview Notes: (1) PlusAI Rollover Equity Value based on a $10.00 per share basis. (2) $4M of the committed capital is in common equity at $10.00 per Share. (3) Implies a 55.6% redemption rate and shown at $10.00 per share. (4) Does not include existing cash or debt as of announcement date. (5) Includes impact of OID and illustratively shown at the initial $12.00 per share conversion price. (6) Excludes impact of public warrants, any private placement warrants, company earnout and any long-term equity incentive plan. (7) Convertibles shown on an as-converted basis. SOURCES PlusAI Rollover Equity(1) $800 Approximate PIPE Proceeds $60 Assumed Cash from Trust(3) $100 Total Sources $960 Shares (Millions) % Own. PlusAI Shareholders(1) 80.0 77.6% TVAC Public Shareholders(3) 10.0 9.7% PIPE Investors(5) 5.6 5.4% Sponsor Shares 7.5 7.3% PF Shares Outstanding (Millions) 103.1 Share Price ($) $10.00 PF Equity Value $1,031 (-) PF Net Cash(4) ($135) PF Enterprise Value $896 USES Equity to PlusAI(1) $800 Cash to Balance Sheet $135 Estimated Transaction Expenses $25 Total Uses $960 Valuation • PlusAI is valued at $800M pre-money rollover equity(1) • Transaction implies ~$896M pro-forma enterprise value Financing • Combined Company has over $60M of committed capital from existing investors, affiliates of TVAC, and new institutional investors largely in the form of unsecured convertible notes(2) • Assumes $100M retained from Texas Venture III’s $230M Cash in Trust(3) Deal Structure • PlusAI Shareholders are expected to roll 100% of their equity and are expected to retain a pro-forma equity ownership of ~78% Transaction Highlights Pro Forma Valuation ($ Millions)(6)(7) Sources & Uses ($ Millions) Pro Forma Ownership(6)(7)

BENCHMARKING

Going Public at an attractive entry valuation

Differentiated technology, monetizable assets, and near-term path to scale

Discount to autonomous trucking peers

Observed market capitalization for public peers ($B)



$17.9
YTD High(1)
Current Value(2)
$13.4
$3.7
$1.3
$1.4 (3)
$0.8
$1.0 (4)
Aurora
kodiak
einride
PlusAI

Differentiated revenue generation

2026E Revenue(5) ($M)



$40.0 - $50.0(6)
$25M
PlusAI Contracted Revenue(7)
$25.0 (7)
$15.0(8)
$9.5(9)
PlusAI
Aurora
kodiak

Source: FactSet market data as of August 18, 2026, company filings. Note: (1) 2026 YTD high fully diluted equity value. (2) Fully diluted equity value as of August 10, 2026. (3) Based on total shares outstanding at closing per the F-1 filed on June 10, 2026. (4) Represents pro forma equity value based on assumptions on Page 35. (5) 2026E Revenue for peers derived from FactSet Consensus Estimates. PlusAI 2026E revenue is based on management projections that are preliminary, have not been audited, are based on information available to us only as of the date of this presentation, and are subject to change. (6) Based on internal management estimates of potential revenue opportunity of HyperFoundry platform, see Page 31. (7) As of March 26, 2026. (8) Management guidance for 2026E Revenue was $14.0 - $16.0 million. (9) Based on FactSet analyst consensus; Kodiak has not published 2026E revenue guidance.

Copyright © 2026 PlusAI, Inc. All rights reserved. | 36

PlusAI

Risk Factors

Copyright © 2026 PlusAI, Inc. All rights reserved. | 38 Risk factors Investing in PlusAI and/or TVAC involves a high degree of risk. The risks and uncertainties set out below are a summary only and are not the only risks PlusAI and TVAC face. PlusAI and TVAC may face additional risks and uncertainties that are not presently known to them, or that they currently deem immaterial, which may also impair their business or financial condition. • Autonomous driving technology is an emerging technology, and PlusAI faces significant technical challenges to commercialize our technology. • PlusAI has incurred net losses since its inception, and expects to incur significant expenses and continuing losses for the foreseeable future. • PlusAI’s limited operating history makes it difficult to evaluate its future prospects and the risks and challenges it may encounter. • PlusAI’s technology may be lesser performing or developing and commercializing and scaling its technology may take it longer to complete than it currently anticipates. • PlusAI operates in an intensely competitive market and some market participants have substantially greater resources. • PlusAI expects to rely on a limited number of customers for a significant portion of its future revenue. • It is possible that PlusAI’s model does not materialize as expected, in particular as a result of PlusAI’s software-focused business model. • Deployment and commercialization may be delayed due to delays in PlusAI’s anticipated timeline for completion and validation of acceptable safety testing and measures for its technology and the development of plans for ensuring acceptable driver-out safety, delays in the production, reliability or revision of truck and computer hardware required for its technology from its partners or suppliers. PlusAI’s original equipment manufacturers partners and their customers, or the industry more generally, may delay, scale back or deprioritize the necessary investment required for the adoption of its technology or autonomous technology generally. • PlusAI is highly dependent on the services of its senior management team and, specifically, its co-founders. • PlusAI’s technology may not function as intended due to flaws or errors in PlusAI’s software, hardware, systems or processes, product defects, or human error in administering these systems or processes. • PlusAI is subject to evolving and uncertain regulations, including those governing motor carriers and autonomous vehicles, and unfavorable changes to these regulations or any failure by PlusAI to comply with these regulations may adversely affect PlusAI. • PlusAI may be subject to product liability that could result in significant direct or indirect costs, which could materially and adversely affect PlusAI’s business, financial condition and results of operations. • PlusAI identified material weaknesses in its internal control over financial reporting in connection with the preparation and audit of its financial statements for the years ended December 31, 2024 and 2025, and may identify additional material weaknesses in the future that may cause it to fail to meet its reporting obligations or result in material misstatements of its financial statements. If PlusAI fails to remediate existing material weaknesses, identifies additional material weaknesses or fails to establish and maintain effective internal control over financial reporting, its ability to accurately and timely report its financial results could be adversely affected. • PlusAI may not be able to adequately obtain, maintain, protect, defend or adequately enforce its intellectual property rights or prevent unauthorized parties from copying or reverse engineering its solutions in a cost-effective manner or at all. • Third-party claims that PlusAI is infringing intellectual property rights, whether successful or not, could subject it to costly and time-consuming litigation or expensive licenses. • TVAC’s sponsor, certain members of the TVAC Board of Directors and certain TVAC officers have interests in the business combination that are different from or are in addition to other shareholders in recommending that shareholders vote in favor of approval of the business combination proposal and approval of the other proposals described in the proxy statement/prospectus. • The estimated net cash per share of TVAC Ordinary Shares that will be contributed to the post-closing company in the business combination is less than the redemption price. Accordingly, TVAC public shareholders who do not exercise redemption rights will receive shares of post-closing company Class A common stock that may have a value less than the amount they would receive upon exercising their redemption rights. Further, the shares of most companies that have recently completed business combinations between a special purpose acquisition company and an operating company have traded at prices below $10.00 per share. Accordingly, TVAC public shareholders who do not exercise their redemption rights may hold shares of post-closing company Class A common stock that never obtain a value equal to or exceeding their per share value of the trust account. • TVAC shareholders will experience dilution as a consequence of, among other transactions, the issuance of post-closing company Class A common stock as consideration in the business combination. Having a minority share position may reduce the influence that TVAC’s current shareholders will have on the management of the post-closing company. • The deregistration of TVAC as an exempted company registered under the laws of the Cayman Islands and registration by way of continuation and domestication of TVAC into a Delaware corporation being undertaken in connection with the business combination may result in adverse tax consequences for holders of TVAC public shares or TVAC Warrants. • TVAC and PlusAI have incurred and expect to incur significant costs associated with the business combination. Whether or not the business combination is completed, the incurrence of these costs will reduce the amount of cash available to be used for other corporate purposes by TVAC if the business combination is not completed. • Upon the closing of the business combination, the rights of holders of post-closing company Class A common stock arising under the Delaware General Corporate Law will differ from and may be less favorable in certain aspects to the current rights of holders of TVAC Ordinary Shares arising under the Companies Act (As Revised) of the Cayman Islands. • A market for the post-closing company’s securities may not continue, which would adversely affect the liquidity and price of the Post-Closing Company’s securities. • Following the Closing, the Nasdaq may delist shares of post-closing company Class A common stock from trading on its exchange, which could limit investors’ ability to transact in its securities and subject it to additional trading restrictions. • If the business combination’s benefits do not meet the expectations of investors, shareholders or financial analysts, the market price of the post-closing company’s securities may decline. • TVAC cannot assure you that TVAC will be able to complete the Transactions or another initial business combination by the end of the completion window, in which case TVAC will cease all operations except for the purpose of winding up and TVAC would redeem the TVAC public shares and liquidate, in which case TVAC’s public shareholders would only receive approximately $10.42 per share (based on amounts in the trust account at March 31, 2026), or less than such amount in certain circumstances. • Because TVAC is incorporated under the laws of the Cayman Islands, in the event the business combination is not completed, you may face difficulties in protecting your interests, and your ability to protect your rights through the U.S. federal courts may be limited. • Legal proceedings in connection with the business combination, the outcomes of which are uncertain, could delay or prevent the completion of the business combination.

Thank You